UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On November 13, 2014, Navistar Financial Securities Corporation (“NFSC”), Navistar Financial Corporation (“NFC”) and Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”) entered into Amendment No. 2 to the Pooling and Servicing Agreement (the “PSA Amendment”), which is attached as Exhibit 10.1 and incorporated by reference herein. The PSA Amendment amends the definition of “Dealer Concentration Limit” contained in the Pooling and Servicing Agreement, dated as of November 2, 2011, among NFSC, NFC and the Issuing Entity (filed as Exhibit 10.6 to the registrant’s Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Pooling and Servicing Agreement, dated as of November 13, 2014, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

Dated: November 14, 2014	By:	/s/ Walter G. Borst
	Name:	Walter G. Borst
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to the Pooling and Servicing Agreement, dated as of November 13, 2014, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity.